Exhibit 24(b)(8.133)

FIFTH AMENDMENT

TO SELLING AND SERVICES AGREEMENT

This Fifth Amendment dated November 1, 2011 is made to Selling and Services Agreement (“Amendment”) between Legg Mason Investor Services, LLC, (the “Distributor”, “We” or “Us”) and ING Life Insurance and Annuity Company (formerly Aetna Life Insurance and Annuity Company) (“ILIAC”), ING Institutional Plan Services, LLC (“ING Institutional”) and ING Financial Advisers, LLC (formerly Aetna Investment Services, Inc.) (“ING Financial”) (collectively “ING”, “You” or “Your”), and with the Distributor (the “Parties”).

WHEREAS, the Parties entered into a Selling and Services Agreement dated February 1, 2001, as amended December 31, 2004, August 5, 2009, December 4, 2009 and March 1, 2011 (the “Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Agreement;

WHEREAS, the Parties desire to amend the Agreement;

NOW, THEREFORE, in consideration of these premises and the terms and conditions set forth herein, the Parties agree as follows:

1.   Appendix I, attached hereto, is hereby added to the Agreement.  Your compensation will be as shown in Appendix I for those funds and shares of funds listed in such Appendix.

2.   Schedule A of this Amendment, attached hereto, supersedes and replaces in its entirety the Schedule A of the Agreement.  Your compensation will be as shown in Schedule A for those funds and shares of funds listed in such Schedule.

3.   Paragraph 3. Redemption Fees. of the Fourth Amendment to Selling and Services Agreement dated March 1, 2011 is hereby deleted in its entirety.

4.   Other Terms.

            Other than the foregoing, all other terms and conditions of the Agreement shall remain unchanged and in full force and effect and are ratified and confirmed in all respects by the Parties to this Amendment.

For the purpose of referring to this Amendment, the date of this Amendment shall be the date of acceptance by Legg Mason Investor Services, LLC.

Legg Mason Investor Services, LLC                         ING Life Insurance and Annuity Company

By:	/s/Jeremiah O’Shea	By:	/s/Michelle Sheiowitz
Name:	JEREMIAH O’SHEA	Name:	Michelle Sheiowitz
Title:	MANAGING DIRECTOR	Title:	VP
Date:	11/14/11	Date:	Nov. 2, 2011

ING Institutional Plan Services, LLC

By:	/s/Michelle Sheiowitz
Name:	Michelle Sheiowitz
Title:	VP
Date:	Nov. 2, 2011

ING Financial Advisers, LLC

By:	/s/David Kelsey
Name:	David Kelsey
Title:	COO/VP
Date:

APPENDIX I

The following funds and shares of funds are attributable only to those Plans for which ING Institutional serves as recordkeeper and that hold those shares of funds as of the date of this Amendment or to those Plans previously record kept on the ING Institutional recordkeeping system (Heritage Citistreet) and are now record kept by another ING affiliated platform.

The Pricing Below is Applicable to the 401(k) Advisor Program Only:

Legg Mason (formerly Legg Mason Partners) Class D – Funds with annual compensation on assets of xx bps comprised of recordkeeping fees of xx bps.  The recordkeeping fees may be comprised of fund payments, revenue share or a combination of the two.

Fund Name	Class	Ticker	CUSIP
Legg Mason Batterymarch S&P 500 Index Fund	D	SBSDX	52469H719

Legg Mason (formerly Legg Mason Partners) - Money Market Funds - Class A – Funds with annual compensation on assets of xx bps comprised of 12b-1 (which is currently xx bps) and recordkeeping fees of xx bps.  The recordkeeping fees may be comprised of fund payments, revenue share or a combination of the two.

Fund Name	Class	Ticker	CUSIP
Western Asset Government Money Market Fund	A	SMGXX	52470R847

The Pricing Below is Applicable to the Class A Grandfathered (k)Choice Program Plans Only:

Legg Mason (formerly Legg Mason Partners) Class A –Funds with annual compensation on assets of xx bps comprised of 12b-1 (which is currently xx bps) and recordkeeping fees of xx bps.  The recordkeeping fees may be comprised of fund payments, revenue share or a combination of the two.

Fund Name	Class	Ticker	CUSIP
Legg Mason Batterymarch S&P 500 Index Fund	A	SBSPX	52469H727

Legg Mason (formerly Legg Mason Partners) - Money Market Funds - Class A – Funds with annual compensation on assets of xx.x bps comprised of 12b-1 (which is currently xx bps) and recordkeeping fees of xx.x bps.  The recordkeeping fees may be comprised of fund payments, revenue share or a combination of the two.

Fund Name	Class	Ticker	CUSIP
Western Asset Money Market Fund	A	SBCXX	52470R888

Legg Mason (formerly Legg Mason Partners) Class A – Funds with annual compensation on assets comprised of 12b-1 (which is currently xx bps) and recordkeeping fees of xx bps and $xx per participant account.  The recordkeeping fees may be comprised of fund payments, revenue share or a combination of the two.

Fund Name	Class	Ticker	CUSIP
Legg Mason Barrett Financial Services Fund	A	SBFAX	52469R105
Legg Mason Batterymarch Global Equity Fund	A	CFIPX	52469H487
Legg Mason Capital Management All Cap Fund	A	SPAAX	52469G786
Legg Mason ClearBridge Aggressive Growth Fund	A	SHRAX	52468C109
Legg Mason ClearBridge Appreciation Fund	A	SHAPX	52468E105
Legg Mason ClearBridge Diversified Large Cap Growth Fund	A	CFLGX	52469H545
Legg Mason ClearBridge Equity Income Builder Fund	A	SOPAX	52469H636
Legg Mason ClearBridge Fundamental All Cap Value Fund	A	SHFVX	52469C108
Legg Mason ClearBridge Large Cap Growth Fund	A	SBLGX	52469H826
Legg Mason ClearBridge Large Cap Value Fund	A	SINAX	52470J100
Legg Mason ClearBridge Mid Cap Core Fund	A	SBMAX	52469H768
Legg Mason ClearBridge Small Cap Growth Fund	A	SASMX	52470H815
Legg Mason ClearBridge Small Cap Value Fund	A	SBVAX	52469G513

Legg Mason Global Currents International All Cap Opportunity Fund	A	SBIEX	52469X607
Legg Mason Investment Counsel Social Awareness Fund	A	SSIAX	52469A102
Legg Mason Lifestyle Allocation 30%	A	SBCPX	52467P853
Legg Mason Lifestyle Allocation 50%	A	SBBAX	52467P804
Legg Mason Lifestyle Allocation 70%	A	SCGRX	52467P812
Legg Mason Lifestyle Allocation 85%	A	SCHAX	52467P762
Legg Mason Western Asset Core Plus Bond Fund	A	SHMGX	52468W105
Legg Mason Western Asset Corporate Bond Fund	A	SIGAX	52469F317
Legg Mason Western Asset Global High Yield Bond Fund	A	SAHYX	52469F465
Legg Mason Western Asset Mortgage Backed Securities Fund	A	SGVAX	52469F366
Legg Mason Western Asset High Income Fund	A	SHIAX	52469F630
Legg Mason Western Asset Short-Term Bond Fund	A	SBSTX	52469E500
Legg Mason Western Asset Strategic Income Fund	A	SDSAX	52469F754
Legg Mason Batterymarch U.S. Small Cap Equity Portfolio	A	LMBAX	524673100

SCHEDULE A

€Legg Mason Class A – Funds with annual compensation on assets comprised of 12b-1 (which is currently xxbps) and recordkeeping fees of xxbps.  The recordkeeping fees may be comprised of fund payments, revenue share or a combination of the two.

Fund Name	Class	Ticker	CUSIP
Legg Mason Batterymarch Global Equity Fund	A	CFIPX	52469H487
Legg Mason Capital Management All Cap Fund	A	SPAAX	52469G786
Legg Mason ClearBridge Aggressive Growth Fund	A	SHRAX	52468C109
Legg Mason ClearBridge Appreciation Fund	A	SHAPX	52468E105
Legg Mason ClearBridge Diversified Large Cap Growth Fund	A	CFLGX	52469H545
Legg Mason ClearBridge Equity Fund	A	LMQAX	524695202
Legg Mason ClearBridge Equity Income Builder Fund	A	SOPAX	52469H636
Legg Mason ClearBridge Fundamental All Cap Value Fund	A	SHFVX	52469C108
Legg Mason ClearBridge Large Cap Value Fund	A	SINAX	52470J100
Legg Mason ClearBridge Large Cap Growth Fund	A	SBLGX	52469H826
Legg Mason ClearBridge Mid Cap Core Fund	A	SBMAX	52469H768
Legg Mason ClearBridge Mid Cap Growth Fund	A	LBGAX	52467P564
Legg Mason ClearBridge Small Cap Growth Fund	A	SASMX	52470H815
Legg Mason ClearBridge Small Cap Value Fund	A	SBVAX	52469G513
Legg Mason Esemplia Emerging Markets Equity Fund	A	SMKAX	52469H677
Legg Mason Global Currents International All Cap Opportunity Fund	A	SBIEX	52469X607
Legg Mason Investment Counsel Financial Services Fund	A	SBFAX	52469R105
Legg Mason Investment Counsel Social Awareness Fund	A	SSIAX	52469A102
Legg Mason Permal Tactical Allocation Fund	A	LPTAX	52470J316
Legg Mason Western Asset Adjustable Rate Income Fund	A	ARMZX	52468A608
Legg Mason Western Asset Core Bond Fund	A	TRBAX	52469F549
Legg Mason Western Asset Core Plus Bond Fund	A	SHMGX	52468W105
Legg Mason Western Asset Corporate Bond Fund	A	SIGAX	52469F317
Legg Mason Western Asset Global High Yield Bond Fund	A	SAHYX	52469F465
Legg Mason Western Asset Global Inflation Management Fund	A	SBGLX	52469F168
Legg Mason Western Asset Mortgage Backed Securities Fund	A	SGVAX	52469F366
Legg Mason Western Asset High Income Fund	A	SHIAX	52469F630
Legg Mason Western Asset Short-Term Bond Fund	A	SBSTX	52469E500
Legg Mason Western Asset Strategic Income Fund	A	SDSAX	52469F754
Western Asset Emerging Markets Debt Portfolio	A	LWEAX	52469L694

€Legg Mason Class A – Funds with annual compensation on assets comprised of 12b-1 (which is currently xxbps) and recordkeeping fees of xxbps.  The recordkeeping fees may be comprised of fund payments, revenue share or a combination of the two.

Fund Name	Class	Ticker	CUSIP
Legg Mason Target Retirement 2015 Fund	A	LMFAX	52470J704
Legg Mason Target Retirement 2020 Fund	A	LMWAX	52470J845
Legg Mason Target Retirement 2025 Fund	A	LMXAX	52470J779
Legg Mason Target Retirement 2030 Fund	A	LMVAX	52470J712
Legg Mason Target Retirement 2035 Fund	A	LMNAX	52470J647
Legg Mason Target Retirement 2040 Fund	A	LMYAX	52470J571
Legg Mason Target Retirement 2045 Fund	A	LMKAX	52470J514
Legg Mason Target Retirement 2050 Fund	A	LMJAX	52470J449
Legg Mason Target Retirement Fund	A	LMPAX	52470J373
Legg Mason Batterymarch Emerging Markets Trust	A	LMRAX	52465U839
Legg Mason Batterymarch International Equity Trust	A	LMEAX	52465U847
@Legg Mason Batterymarch U.S. Small Cap Equity Portfolio	A	LMBAX	524673100
Legg Mason BW Absolute Return Opportunities Fund	A	LROAX	524686722
Legg Mason BW Diversified Large Cap Value Fund	A	LBWAX	524686789
Legg Mason BW Global Opportunities Bond Fund	A	GOBAX	524673407
Legg Mason BW International Opportunities Bond Fund	A	LWOAX	524686656
Legg Mason Capital Management Disciplined Equity Research Fund	A	LCDAX	524686854
Legg Mason Capital Management Growth Trust	A	LGGAX	52465Y500
Legg Mason Capital Management Opportunity Trust	A	LGOAX	52465G301
Legg Mason Capital Management Special Investment Trust	A	LMSAX	524904505
Legg Mason Capital Management Value Trust	A	LGVAX	524659505
Legg Mason Strategic Real Return Fund	A	LRRAX	524686607

€Legg Mason Class A – Funds with annual compensation on assets comprised of 12b-1 (which is currently xxbps) and recordkeeping fees of xxbps.

Fund Name	Class	Ticker	CUSIP
Legg Mason Lifestyle Allocation 30%	A	SBCPX	52467P853
Legg Mason Lifestyle Allocation 50%	A	SBBAX	52467P804
Legg Mason Lifestyle Allocation 70%	A	SCGRX	52467P812
Legg Mason Lifestyle Allocation 85%	A	SCHAX	52467P762

Legg Mason Class A - Funds with annual compensation on assets comprised of 12b-1 (which is currently xxbps) and recordkeeping fees of xxbps.

Fund Name	Class	Ticker	CUSIP
Legg Mason Batterymarch S&P 500 Index Fund	A	SBSPX	52469H727

∆Legg Mason Class C - Funds with annual compensation on assets comprised of 12b-1 per the then-current prospectus and recordkeeping fees of xxbps.  The recordkeeping fees may be comprised of fund payments, revenue share or a combination of the two.

Fund Name	Class	Ticker	CUSIP
Legg Mason Batterymarch Global Equity Fund	C	SILLX	52469H461
Legg Mason Capital Management All Cap Fund	C	SPBLX	52469G760
Legg Mason ClearBridge Aggressive Growth Fund	C	SAGCX	52468C307
Legg Mason ClearBridge Appreciation Fund	C	SAPCX	52468E303
Legg Mason ClearBridge Diversified Large Cap Growth Fund	C	SMDLX	52469H529
Legg Mason ClearBridge Equity Fund	C	LMQCX	524695400
Legg Mason ClearBridge Equity Income Builder Fund	C	SBPLX	52469H610
Legg Mason ClearBridge Fundamental All Cap Value Fund	C	SFVCX	52469C306
Legg Mason ClearBridge Large Cap Value Fund	C	SINOX	52470J308
Legg Mason ClearBridge Large Cap Growth Fund	C	SLCCX	52469H792
Legg Mason ClearBridge Mid Cap Core Fund	C	SBMLX	52469H743
Legg Mason ClearBridge Mid Cap Growth Fund	C	LBGCX	52467P556
Legg Mason ClearBridge Small Cap Growth Fund	C	SCSMX	52470H781
Legg Mason ClearBridge Small Cap Value Fund	C	SBVLX	52469G489
Legg Mason Esemplia Emerging Markets Equity Fund	C	SBKCX	52469H651
Legg Mason Global Currents International All Cap Opportunity Fund	C	SBICX	52469X805
Legg Mason Investment Counsel Financial Services Fund	C	SFSLX	52469R303
Legg Mason Investment Counsel Social Awareness Fund	C	SESLX	52469A300
Legg Mason Permal Tactical Allocation Fund	C	LPTCX	52470J290
Legg Mason Western Asset Adjustable Rate Income Fund	C	ARMGX	52468A806
Legg Mason Western Asset Core Bond Fund	C	SBTLX	52469F523
Legg Mason Western Asset Core Plus Bond Fund	C	SMGLX	52468W303
Legg Mason Western Asset Corporate Bond Fund	C	SBILX	52469F283
Legg Mason Western Asset Global High Yield Bond Fund	C	SHYCX	52469F440
Legg Mason Western Asset Global Inflation Management Fund	C	SBUFX	52469F150
Legg Mason Western Asset Mortgage Backed Securities Fund	C	SGSLX	52469F341
Legg Mason Western Asset High Income Fund	C	SHICX	52469F614
Legg Mason Western Asset Short-Term Bond Fund	C	SSTLX	52469E708
Legg Mason Western Asset Strategic Income Fund	C	SDSIX	52469F739
Western Asset Emerging Markets Debt Portfolio	C	LWECX	52469L686
Legg Mason Target Retirement 2015 Fund	C	LMFCX	52470J803
Legg Mason Target Retirement 2020 Fund	C	LMWCX	52470J837
Legg Mason Target Retirement 2025 Fund	C	LMXCX	52470J761
Legg Mason Target Retirement 2030 Fund	C	LMVCX	52470J696
Legg Mason Target Retirement 2035 Fund	C	LMTCX	52470J639
Legg Mason Target Retirement 2040 Fund	C	LMHCX	52470J563
Legg Mason Target Retirement 2045 Fund	C	LMKCX	52470J498
Legg Mason Target Retirement 2050 Fund	C	LMJCX	52470J431
Legg Mason Target Retirement Fund	C	LMRCX	52470J365

∆Legg Mason Class C – Funds with annual compensation on assets comprised of 12b-1 per the then current prospectus and recordkeeping fees of xxbps.  The recordkeeping fees may be comprised of fund payments, revenue share or a combination of the two.

Fund Name	Class	Ticker	CUSIP
Legg Mason Batterymarch Emerging Markets Trust	C	LMEMX	52465U508
Legg Mason Batterymarch International Equity Trust	C	LMGEX	52465U201
Legg Mason BW Absolute Return Opportunities Fund	C	LROCX	524686714
Legg Mason BW Diversified Large Cap Value Fund	C	LBWCX	524686771
Legg Mason BW Global Opportunities Bond Fund	C	GOBCX	524673506
Legg Mason BW International Opportunities Bond Fund	C	LWOCX	524686649
Legg Mason Capital Management Disciplined Equity Research Fund	C	LCDCX	524686847
Legg Mason Capital Management Growth Trust	C	LMGTX	52465Y104
Legg Mason Capital Management Opportunity Trust	C	LMOPX	52465G103
Legg Mason Capital Management Special Investment Trust	C	LMASX	524904109
Legg Mason Capital Management Value Trust	C	LMVTX	524659109
Legg Mason Strategic Real Return Fund	C	LRRCX	524686706

∆Legg Mason Class C - Funds with annual compensation on assets comprised of 12b-1 per the then-current prospectus and recordkeeping fees of xxbps.

Fund Name	Class	Ticker	CUSIP
Legg Mason Lifestyle Allocation 30%	C	SBCLX	52467P838
Legg Mason Lifestyle Allocation 50%	C	SCBCX	52467P879
Legg Mason Lifestyle Allocation 70%	C	SCGCX	52467P788
Legg Mason Lifestyle Allocation 85%	C	SCHCX	52467P747

Legg Mason Class D - Funds with annual compensation on assets comprised of recordkeeping fees of xxbps.  The recordkeeping fees may be comprised of fund payments, revenue share or a combination of the two.

Fund Name	Class	Ticker	CUSIP
Legg Mason Batterymarch S&P 500 Index Fund	D	SBSDX	52469H719

€Legg Mason Class FI – Funds with annual compensation on assets comprised of 12b-1 (which is currently xxbps) and recordkeeping fees of xxbps.

Fund Name	Class	Ticker	CUSIP
Legg Mason Batterymarch Emerging Markets Trust	FI	LGFMX	52465C201
Legg Mason Batterymarch International Equity Trust	FI	LGFEX	52465D209
Legg Mason BW Absolute Return Opportunities Fund	FI	LBAFX	524686698
Legg Mason BW Global Opportunities Bond Fund	FI	GOBFX	37947Q209
Legg Mason BW International Opportunities Bond Fund	FI	LWOFX	524686300
Legg Mason Capital Management Growth Trust	FI	LMGFX	52465Y302
Legg Mason Capital Management Opportunity Trust	FI	LMOFX	52467D108
Legg Mason Capital Management Special Investment Trust	FI	LGASX	524904307

Legg Mason Class I – Funds with annual compensation on assets comprised of recordkeeping fees of xxbps.  The recordkeeping fees may be comprised of fund payments, revenue share or a combination of the two.

Fund Name	Class	Ticker	CUSIP
Legg Mason Batterymarch Global Equity Fund	I	SMYIX	52469H453
Legg Mason Capital Management All Cap Fund	I	LACIX	52469G752
Legg Mason ClearBridge Aggressive Growth Fund	I	SAGYX	52468C406
Legg Mason ClearBridge Appreciation Fund	I	SAPYX	52468E402
Legg Mason ClearBridge Diversified Large Cap Growth Fund	I	LADIX	52469H511
Legg Mason ClearBridge Equity Fund	I	LMQIX	524695509
Legg Mason ClearBridge Equity Income Builder Fund	I	SOPYX	52469H594
Legg Mason ClearBridge Fundamental All Cap Value Fund	I	SFVYX	52469C405
Legg Mason ClearBridge Large Cap Value Fund	I	SAIFX	52470J407
Legg Mason ClearBridge Large Cap Growth Fund	I	SBLYX	52469H784
Legg Mason ClearBridge Mid Cap Core Fund	I	SMBYX	52469H735
Legg Mason ClearBridge Mid Cap Growth Fund	I	LBGIX	52467P531
Legg Mason ClearBridge Small Cap Growth Fund	I	SBPYX	52470H765
Legg Mason ClearBridge Small Cap Value Fund	I	SMCYX	52469G471
Legg Mason Esemplia Emerging Markets Equity Fund	I	SBEYX	52469H644
Legg Mason Global Currents International All Cap Opportunity Fund	I	SBIYX	52469X888
Legg Mason Investment Counsel Financial Services Fund	I	LMRIX	52469R402
Legg Mason Investment Counsel Social Awareness Fund	I	LMRNX	52469A409
Legg Mason Permal Tactical Allocation Fund	I	LPTIX	52470J274
Legg Mason Western Asset Adjustable Rate Income Fund	I	SBAYX	52468A889
+Legg Mason Western Asset Core Plus Bond Fund	I	SMGYX	52468W402
Legg Mason Western Asset Corporate Bond Fund	I	SIGYX	52469F275
Legg Mason Western Asset Mortgage Backed Securities Fund	I	SGSYX	52469F333
+Legg Mason Western Asset High Income Fund	I	SHIYX	52469F598
+Legg Mason Western Asset Short-Term Bond Fund	I	SBSYX	52469E807
Legg Mason Western Asset Strategic Income Fund	I	SDSYX	52469F721
Western Asset Emerging Markets Debt Portfolio	I	SEMDX	52469F481

Legg Mason Class I – Funds with annual compensation on assets comprised of recordkeeping fees of xxbps.  The recordkeeping fees may be comprised of fund payments, revenue share or a combination of the two.

Fund Name	Class	Ticker	CUSIP
Legg Mason Target Retirement 2015 Fund	I	LMFIX	52470J860
Legg Mason Target Retirement 2020 Fund	I	LMWIX	52470J795
Legg Mason Target Retirement 2025 Fund	I	LMXIX	52470J738
Legg Mason Target Retirement 2030 Fund	I	LMVIX	52470J662
Legg Mason Target Retirement 2035 Fund	I	LMNIX	52470J597
Legg Mason Target Retirement 2040 Fund	I	LMNRX	52470J530
Legg Mason Target Retirement 2045 Fund	I	LMKIX	52470J464
Legg Mason Target Retirement 2050 Fund	I	LMJIX	52470J399
Legg Mason Target Retirement Fund	I	LMIMX	52470J332

Legg Mason Class I – Funds with annual compensation on assets comprised of recordkeeping fees of xxbps.

Fund Name	Class	Ticker	CUSIP
Legg Mason Lifestyle Allocation 30%	I	LMGIX	52467P820
Legg Mason Lifestyle Allocation 50%	I	LMEIX	52467P861
Legg Mason Lifestyle Allocation 70%	I	LLAIX	52467P770
Legg Mason Lifestyle Allocation 85%	I	LANIX	52467P739

Legg Mason Class I – Funds with annual compensation on assets comprised of recordkeeping fees of xxbps.

Fund Name	Class	Ticker	CUSIP
Legg Mason Batterymarch Emerging Markets Trust	I	LGEMX	52465U607
Legg Mason Batterymarch International Equity Trust	I	LGIEX	52465U409
Legg Mason Batterymarch U.S. Small Cap Equity Portfolio	I	LMSIX	502082811
Legg Mason Capital Management Disciplined Equity Research Fund	I	LGMIX	524686821
Legg Mason Capital Management Growth Trust	I	LMGNX	52465Y203
Legg Mason Capital Management Opportunity Trust	I	LMNOX	52465G202
Legg Mason Capital Management Special Investment Trust	I	LMNSX	524904208
Legg Mason Capital Management Value Trust	I	LMNVX	524659208
Legg Mason Strategic Real Return Fund	I	LRRIX	524686888

Legg Mason Class I – Funds with annual compensation on assets comprised of recordkeeping fees of xxbps.

Fund Name	Class	Ticker	CUSIP
Legg Mason BW Absolute Return Opportunities Fund	I	LROIX	524686672
Legg Mason BW Diversified Large Cap Value Fund	I	LBWIX	524686755
Legg Mason BW Global Opportunities Bond Fund	I	GOBIX	37947Q308
@Legg Mason BW International Opportunities Bond Fund	I	TBD	524686409

Legg Mason Class R – Funds with annual compensation on assets comprised of 12b-1 (which is currently xxbps) and recordkeeping fees of xxbps.  The recordkeeping fees may be comprised of fund payments, revenue share or a combination of the two.

Fund Name	Class	Ticker	CUSIP
Legg Mason ClearBridge Aggressive Growth Fund	R	LMPRX	52468C505
Legg Mason ClearBridge Appreciation Fund	R	LMPPX	52468E501
Legg Mason ClearBridge Equity Income Builder Fund	R	LMMRX	52469H271
Legg Mason ClearBridge Large Cap Growth Fund	R	LMPLX	52469H693
Legg Mason ClearBridge Mid Cap Core Fund	R	LMREX	52469H172
Legg Mason ClearBridge Small Cap Growth Fund	R	LMPOX	52470H690
Legg Mason Western Asset Core Bond Fund	R	LMPTX	52469F499
Legg Mason Western Asset Core Plus Bond Fund	R	LMPCX	52468W501
Legg Mason Target Retirement 2015 Fund	R	LMFRX	52470J878
Legg Mason Target Retirement 2020 Fund	R	LMWRX	52470J811
Legg Mason Target Retirement 2025 Fund	R	LMXRX	52470J746
Legg Mason Target Retirement 2030 Fund	R	LMQRX	52470J670
Legg Mason Target Retirement 2035 Fund	R	LMRRX	52470J613
Legg Mason Target Retirement 2040 Fund	R	LMYRX	52470J548
Legg Mason Target Retirement 2045 Fund	R	LMKRX	52470J472
Legg Mason Target Retirement 2050 Fund	R	LMJRX	52470J415
Legg Mason Target Retirement Fund	R	LMERX	52470J340
Legg Mason Batterymarch Emerging Markets Trust	R	LBERX	524654U821
Legg Mason Batterymarch International Equity Trust	R	LMIRX	52465U870
@Legg Mason Batterymarch U.S. Small Cap Equity Portfolio	R	LMBRX	524673308
Legg Mason BW Absolute Return Opportunities Fund	R	LBAFX	524686680
Legg Mason BW Global Opportunities Bond Fund	R	LBORX	524673605
Legg Mason BW International Opportunities Bond Fund	R	LWORX	524686631
Legg Mason Capital Management Growth Trust	R	LMGRX	52465Y401
Legg Mason Capital Management Opportunity Trust	R	LMORX	52467D207
Legg Mason Capital Management Special Investment Trust	R	LMARX	524604406
Legg Mason Capital Management Value Trust	R	LMVRX	524659406

Legg Mason Class IS – No compensation may be paid. This is a no -12b-1 share class with no recordkeeping fees or revenue share.

Fund Name	Class	Ticker	CUSIP
X Legg Mason Batterymarch U.S. Large Cap Equity Fund	IS	LMISX	52469H289
X Legg Mason ClearBridge Aggressive Growth Fund	IS	LSIFX	52468C703
X Legg Mason ClearBridge Appreciation Fund	IS	LMESX	52468E709
X Legg Mason ClearBridge Fundamental All Cap Value Fund	IS	LSISX	52469C504
X Legg Mason ClearBridge Large Cap Value Fund	IS	LMLSX	52470J605
@X Legg Mason ClearBridge Large Cap Growth Fund	IS	LSITX	52469H255
X Legg Mason ClearBridge Mid Cap Core Fund	IS	LSIRX	52469H263
X Legg Mason ClearBridge Small Cap Growth Fund	IS	LMOIX	52470H666
X Legg Mason Global Currents International All Cap Opportunity Fund	IS	LSIUX	52469X870
X Legg Mason Permal Tactical Allocation Fund	IS	LPTSX	52470J266
@X WA Emerging Markets Debt Portfolio	IS	LWISX	52469L678
X Legg Mason Target Retirement 2015 Fund	IS	LMFSX	52470J852
X Legg Mason Target Retirement 2020 Fund	IS	LMWSX	52470J787
X Legg Mason Target Retirement 2025 Fund	IS	LMXSX	52470J720
X Legg Mason Target Retirement 2030 Fund	IS	LMVSX	52470J654
X Legg Mason Target Retirement 2035 Fund	IS	LMSSX	52470J589
X Legg Mason Target Retirement 2040 Fund	IS	LMYSX	52470J522
X Legg Mason Target Retirement 2045 Fund	IS	LMKSX	52470J456
X Legg Mason Target Retirement 2050 Fund	IS	LMJSX	52470J381
X Legg Mason Target Retirement Fund	IS	LMRSX	52470J324
X Legg Mason Batterymarch Emerging Markets Trust	IS	LMGSX	52465U862
X Legg Mason Batterymarch International Equity Trust	IS	LIESX	52465U854
X Legg Mason BW Diversified Large Cap Value Fund	IS	LBISX	524686730
X Legg Mason BW Global Opportunities Bond Fund	IS	GOBSX	37947Q100
X Legg Mason BW International Opportunities Bond Fund	IS	LMOTX	524686508

Legg Mason Class P – Funds with annual compensation on assets comprised of 12b-1 per the then-current prospectus and recordkeeping fees of xxbps.  The recordkeeping fees may be comprised of fund payments, revenue share or a combination of the two.

Fund Name	Class	Ticker	CUSIP
%Legg Mason Western Asset Corporate Bond Fund	P	LCBPX	52469L660

Legg Mason Money Market Funds – Funds with annual compensation on assets comprised of 12b-1 (which is currently xxbps) and recordkeeping fees of xx.xbps.

Fund Name	Class	Ticker	CUSIP
+Western Asset Money Market Fund	A	SBCXX	52470R888
Western Asset Government Money Market Fund	A	SMGXX	52470R847
@Western Asset Municipal Money Market Fund	A	TFMXX	52470R755
Western Asset Liquid Reserves	A	LLAXX	52470R441

Western Asset Class FI – Funds with annual compensation on assets comprised of 12b-1 (which is currently xxbps) and recordkeeping fees of xbps.

Fund Name	Class	Ticker	CUSIP
Western Asset Total Return Unconstrained Fund	FI	WARIX	957663693
Western Asset Core Bond Portfolio	FI	WAPIX	957663404
Western Asset Core Plus Bond Portfolio	FI	WACIX	957663602
@Western Asset Enhanced Equity Portfolio	FI	TBD	957663784
@Western Asset Global Multi-Sector Portfolio	FI	WGMFX	957663727
@Western Asset High Yield Portfolio	FI	TBD	957663834
@Western Asset Intermediate Bond Portfolio	FI	WAIFX	957663800
@Western Asset Money Market Portfolio	FI	TBD	957663768
@Western Asset Non - US Opportunity Bond Portfolio	FI	TBD	957663859
@Western Asset US Govt Money Market Portfolio	FI	TBD	957663743

Western Asset Class I –Funds with annual compensation on assets comprised of recordkeeping fees of xxbps.

Fund Name	Class	Ticker	CUSIP
Western Asset Total Return Unconstrained Portfolio	I	WAARX	957663719
Western Asset Core Bond Portfolio	I	WATFX	957663305
Western Asset Core Plus Bond Portfolio	I	WACPX	957663503
@Western Asset Enhanced Equity Portfolio	I	TBD	957663792
@Western Asset Global Multi-Sector Portfolio	I	WGMIX	957663735
Western Asset High Yield Portfolio	I	WAHYX	957663842
Western Asset Inflation Indexed Plus Bond Portfolio	I	WAIIX	957663883
Western Asset Intermediate Bond Portfolio	I	WATIX	957663701
Western Asset Limited Duration Bond Portfolio	I	WALDX	957663107
@Western Asset Money Market Portfolio	I	TBD	957663776
@Western Asset US Govt Money Market Portfolio	I	TBD	957663750
Western Asset Non - US Opportunity Bond Portfolio	I	WAFIX	957663867

Western Asset Class IS – No compensation may be paid. This is a no-12b-1 share class with no recordkeeping fees or revenue share.

Fund Name	Class	Ticker	CUSIP
X Western Asset Total Return Unconstrained Portfolio	IS	WAASX	957663685
X Western Asset Core Bond Portfolio	IS	WACSX	957663677
X Western Asset Core Plus Bond Portfolio	IS	WAPSX	957663669
X Western Asset Global Multi-Sector Portfolio	IS	WGMSX	957663644
X Western Asset High Yield Portfolio	IS	WAHSX	957663636
X Western Asset Inflation Indexed Plus Bond Portfolio	IS	WAFSX	957663545
X Western Asset Intermediate Bond Portfolio	IS	WABSX	957663610
X Western Asset Limited Duration Bond Portfolio	IS	WALSX	957663586
@X Western Asset Non-US Opportunity Bond Portfolio	IS	WAOSX	957663560

+: Available to existing investors only.
%: Not exchangeable. Only existing investors can continue to invest

X: Available to institutional investors only, who make an initial purchase of at least $x million and maintain a single account at the Fund. Examples of eligible investors are corporations, banks, trust companies, foundations, defined benefit plans that do not charge recordkeeping fees. Retirement plans such as 401k, 457, 403b may not charge recordkeeping fees to be eligible and need to be individually assessed as to whether they meet other eligibility requirements, at the sole discretion of the distributor.

@: Currently unavailable for purchase. Please contact the distributor in advance to express sales interest or for more information, including when the share class/fund may be made available.  The distributor will consider whether or not to make the requested share class/fund available for sale and may decline to do so in its sole discretion.

€: For any individual Fund for which both Class A and Class F1 shares are available to investors under this Agreement, only Class F1 shares may be offered to new Retirement Plans.  Class A shares may continue to be offered to any Retirement Plan that currently purchases Class A shares of that Fund or of any predecessor Fund.

∆: For any individual Fund for which both Class C and Class R1 shares are available to investors under this Agreement, only Class R1 shares may be offered to new Retirement Plans.  Class C shares may continue to be offered to any Retirement Plan that currently purchases Class C shares of that Fund or of any predecessor Fund.